================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -----------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 26, 2002

                                  -----------

                            COMMERCIAL METALS COMPANY
             (Exact name of registrant as specified in its charter)


           DELAWARE                        1-4304                 75-0725338
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)

    7800 STEMMONS FREEWAY,                                          75247
         DALLAS, TEXAS                                            (Zip Code)
     (Address of principal
      executive offices)

       Registrant's telephone number, including area code: (214) 689-4300


================================================================================

ITEM 9. REGULATION FD DISCLOSURE.

         On November 26, 2002, each of the Principal Executive Officer, Stanley
A. Rabin, and the Principal Financial Officer, William B. Larson, of Commercial Metals Company submitted to the Securities and Exchange Commission sworn statements pursuant to the Securities and Exchange Commission order dated June 27, 2002, File No. 4-460.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              COMMERCIAL METALS COMPANY


                              By:    /s/ William B. Larson
                                     ------------------------------------------
                              Name:  William B. Larson
                              Title: Vice President and Chief Financial Officer

Date:  November 26, 2002

                                  EXHIBIT INDEX

Exhibit No.          Description of Exhibit
-----------          ----------------------
99.1                 Statement Under Oath of Principal Executive Officer dated as of November 26, 2002.

99.2                 Statement Under Oath of Principal Financial Officer dated as of November 26, 2002.